SCHEDULE 14A

Information Required in Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement

RENAVOTIO, INC.
(Name of Company As Specified In Charter)

Not Applicable

(Name of Person(s) Filing the Information Statement if other than Company)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share; Series A Preferred Stock, par value $0.00001 per share, Series B Preferred Stock, par value $0.00001 per share, Series C Preferred Stock, par value $0.00001 per share.

2)	Aggregate number of securities to which transaction applies:

118,525,655 Common Stock; 20,000,000 Class A Preferred Stock; 11,442,857 Class C Preferred Stock

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

RENAVOTIO, INC.

601 South Boulder, Suite 600

Tulsa, Oklahoma 74119

(888) 928-1312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 22, 2021

The Annual Meeting of Stockholders (the "Annual Meeting") of RENAVOTIO, INC., a Nevada corporation (the "Company"), will be held at 2:00 PM CST, local time, on February 22, 2021 at the Company’s operating facilities at 396301 W. Rd., 3000, Ochelata, OK 74051 for the following purposes:

1.	To elect four members to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Stockholders in 2021 or until each Director’s successor is duly elected and qualified;

2.	To ratify the appointment of Yichien Yeh, CPA, as the Company’s independent certified public accountants;

3.	To ratify the name change from Success Entertainment Group International Inc. to Renavotio, Inc.;

4.	To consider and, if deemed advisable, approve an advisory vote on executive compensation;

5.	To consider an advisory vote determining the frequency of future executive compensation advisory votes;

6.	To ratify the Company’s 2019 Non-Qualified Stock Incentive Plan and the 2020 Equity Incentive Plan;

7.	To increase the authorized preferred stock from an aggregate of 32,442,857 shares of preferred stock to 50,000,000 shares of preferred stock, $0.00001 par value; and

8.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on December 30, 2020, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Due to the public health impact of the novel coronavirus disease (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the meeting premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures deemed appropriate in relation to the meeting and access to the meeting premises. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website (spineinjurysolutions.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

By Order of the Board of Directors
Tulsa, OK	/s/ William Robinson
January 11, 2021	WILLIAM ROBINSON
CHIEF EXECUTIVE OFFICER

2

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be voted. Please fill in, date, sign and return the enclosed proxy card. If you hold your shares in “street name” (that is, through a broker, bank or other nominee), complete, date and sign the voting instruction card that has been provided by your broker, bank or other nominee and return it in the enclosed envelope. If you hold your shares directly and will attend the meeting, remember to bring a form of personal identification with you and, if acting as a proxy for another stockholder, bring written confirmation from that Stockholder that you are acting as a proxy. If you hold your shares in “street name” and will attend the meeting, bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at any such adjourned meeting.

3

RENAVOTIO, INC.

601 South Boulder, Suite 600

Tulsa, Oklahoma 74119

(888) 928-1312

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of RENAVOTIO, INC., a Nevada corporation (the “Company”), for proxies from the holders of the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A Preferred Stock, $0.00001 per share (“Series A Preferred Stock”) and Series C Preferred Stock, $0.00001 per share (“Series C Preferred Stock”).

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is January 11, 2021. Stockholders should review the information provided herein in conjunction with the Company’s 2019 Annual Report, which was filed with the Securities and Exchange Commission on May 15, 2020 (and amended June 29, 2020 and September 23, 2020) and the Company’s quarterly filings on Form 10-Q. The Company’s principal executive offices are located at 601 South Boulder, Suite 600, Tulsa, Oklahoma 74119, telephone (888) 928-1312. Counsel for this meeting can be reached at jiemas@josephiemaspa.com.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof by filing with the Company’s Secretary at the Company’s executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company.

The cost of preparing, assembling and mailing this Proxy Statement and the enclosed proxy will be borne by the Company. In addition to the use of U.S. mail and email, employees of the Company may solicit proxies personally, by email and by telephone. The Company’s employees will receive no compensation for soliciting proxies. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for any out-of-pocket expenses incurred in this solicitation.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in this Proxy Statement that may be raised in the Annual Meeting. If the requested proxy is given to vote, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented for action.

RIGHT TO REVOKE PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

•	filing with the Chief Executive Officer of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;
•	duly executing a subsequent proxy relating to the same shares of common stock or preferred stock and delivering it to the Chief Executive Officer of the Company.

Any written notice revoking a proxy should be sent to William Robinson, RENAVOTIO, INC., 601 South Boulder, Suite 600, Tulsa, Oklahoma 74119 or brobinson@renavotio.com.

4

PURPOSE OF THE ANNUAL MEETING

At the annual meeting, the Company’s Stockholders will consider and vote upon the following matters:

1.	To elect four members to the Company’s Board of Directors to hold office until the Company’s next Annual Meeting of Stockholders in 2021 or until each Director’s successor is duly elected and qualified;

2.	To ratify the appointment of Yichien Yeh, CPA, as the Company’s independent certified public accountants;

3.	To ratify the name change from Success Entertainment Group International Inc. to Renavotio, Inc.;

4.	To consider and, if deemed advisable, approve an advisory vote on executive compensation;

5.	To consider an advisory vote determining the frequency of future executive compensation advisory votes;

6.	To ratify the Company’s 2019 Non-Qualified Stock Incentive Plan and the 2020 Equity Incentive Plan;

7.	To increase the authorized preferred stock from an aggregate of 32,442,857 shares of preferred stock to 50,000,000 shares of preferred stock, $0.00001 par value; and

8.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR in regards to all the matters requiring a vote and FOR three years for Proposal 5. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder’s shares will be voted in accordance with the specification so made.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS

The Company trades on the OTC Markets under the symbol “RIII.” Inclusion on the OTC Markets permits price quotation for our shares to be published by such service.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has set the close of business on December 30, 2020 as the record date (the “Record Date”) for determining Stockholders of the Company entitled to receive notice of and to vote. As of the date herein there are 118,525,655 shares of Common Stock, $0.001 par value (the “Common Stock”) issued and outstanding, and 20,000,000 shares of Series A preferred stock, no par value (the “Series A Preferred Stock”), 0 shares of Series B preferred stock, no par value (the “Series B Preferred Stock”), issued and outstanding, and 11,442,857 shares of Series C preferred stock, par value $0.00001 per share (“Series C Preferred Stock”), all of which are entitled to be voted. Each share of Common Stock is entitled to vote one vote on each matter submitted to Stockholders for approval. The Series A Preferred Stock collectively has voting rights equal to 51% on a pro rata basis of ownership of 51/% of the fully diluted issued and outstanding shares. The Series C Preferred Stock collectively has no voting rights.

The presence, in person or by proxy, of at least a majority of the total number of voting shares of Common Stock and Preferred Stock outstanding on the Record Date will constitute a quorum. Abstentions and broker non-votes will be counted as shares for purposes of determining a quorum.

5

The Company will select one or more inspectors to determine the number of shares of Common Stock, the existence of a plurality, the validity and effect of the proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of Stockholders entitled to vote will be available for examination by any shareholder at the Company’s principal executive offices located at 601 South Boulder, Suite 600, Tulsa, Oklahoma 74119 for a period of 10 days prior to the Annual Meeting Date.

RECENT BUSINESS PLAN UNDERTAKINGS

The Company has continued to focus on the Personal Protective Equipment (“PPE”) markets. The Company has secured production of PPE to supply third parties with masks, gloves and gowns. We have already completed the first sale of a tranche of 500,000 N95. We are now focusing on US made and/ or products being delivered by factory authorized distributors to the US. This will allow the company to physically inspect the origins, quality and quantity to minimize any future risks. We are already focused on additional PPE transactions that will continue our forward progress into 2021.

The Company continues to focus on expanding its business model by investing in its subsidiaries to ensure both short- and long-term growth and continues to develop a customer supply base to provide both short and long-term PPE buying opportunities.

Our diversified business model continues its expansion into the utility management market. The recent acquisition of Utility Management Corp. positions the Company to pursue opportunities in the utility management and underground utility space. Utility Management has expanded its turnkey managed utility and constructions services by adding two additional municipalities to its portfolio of customers. The Company has reached out to other cities in its footprint in its attempt to add additional municipal clients in early 2021.

Utility Management Corp’s operating subsidiary, Utility Management and Construction, LLC, (UMCCO), has also completed 1500 smart meter installations and over 50,000 feet of water line installations across the state of Oklahoma. UMCCO is now bidding on multiple proposals with Municipalities that have recently begun reopening their infrastructure build out process after being on hold during the last 8 months presenting new revenue opportunities in 2021.

The Company is engaging outside consultants to explore both expansion thru targeted acquisitions in both the infrastructure, 5G and clean energy space as well more organic growth in its Medical infrastructure division.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 30, 2020, with respect to the shares of common stock beneficially owned by: (i) each director; (ii) each executive officer; (iii) all current executive officers (regardless of salary and bonus level) and directors as a group; and (iv) each person or entity known by us to beneficially own more than 5% of our outstanding common stock. The address for each director and executive officer is 601 South Boulder, Suite 600, Tulsa, Oklahoma 74119

Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

This table is based upon information obtained from our stock records.

At present, our beneficial ownership consists of: (a) 118,525,655 shares of issued and outstanding common stock; (b) 135,273,349 shares of common stock that may be acquired upon the conversion of the Series A Preferred Stock, 0 shares of common stock that may be acquired upon the conversion of the Series B Preferred Stock,11,442,857 shares of common stock that may be acquired upon the conversion of Series C Preferred Stock. In total, all Preferred Share Series may be converted into a total of 265,241,861Common Stock Shares. Excluding Series, A, B, and C Preferred, we have 118,525,655 Common Stock Shares outstanding. The “Percentage Including Conversion of Preferred Shares” reflects the percent ownership on a fully diluted amount after conversion of all Preferred Shares or 265,241,861Common Stock Shares outstanding.

6

The following table sets forth, as of December 30, 2020 certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by our current executive officers and directors as a group. The percent ownership is based on a fully diluted amount after all conversion of Preferred Shares and the issued and outstanding at the time of conversion, which as of December 30, 2020, equals 51% of all outstanding Common Stock Shares.

Common Stock Shares

Name of Beneficial Owner (1)	Common	Preferred	Nature of Beneficial Ownership		Percentage of Total Common	Percentage of of Total Preferred	% of Total Voting (Common and Preferred)
William Robinson CEO/Director	0	19,650,000	Indirect	(2)	0	98.25%	50.11%
Robert Mackey COO/Director	18,571,428	0	Direct		7.0%	0%	7.0%

Steve Chen Director	6,600,000	0	Indirect	(3)	2.48%	0%	2.48%
Brian Kistler/Mary Kistler (Joint Tenants) (Brian Kistler, Director)	65,200	0	Direct		Less than 1%	0%	Less than 1%
All Officers/Directors as a Group	25,236,628	19,650,000	Direct/Indirect		9.48%	98.25%	59.59%

1.The address for our Officers and Directors (William Robinson, Robert Mackey, Steve Shen, Brian Kistler) is our corporate address at: 601 South Boulder Ave., Suite 600, Tulsa, OK 74119.

2. William Robinson’s share amount of 121,204,577 or 50.11% reflects conversion of 19,650,000 Preferred Shares into Common Shares as reflected in the Preferred A Share Ownership below. William Robinson’s Shares are held in joint tenants with his wife through Crescent Saint Holdings, LLC (“Crescent”), of which William Robinson is the Managing Member. William Robinson has sole dispositive power over the Common Shares, if converted. Crescent’s address is 601 South Border Avenue, Suite 600, Tulsa, Oklahoma 74119.

3. Steven Chen’s share amount of 6,600,000 is indirectly held through lst Best International Co., Ltd. (“lst Best”) Steven Chen has sole dispositive power over the shares. 1st Best’s address is 5F, No. 171, Sec3, Roosevelt Road, Taipei, Taiwan.

Preferred Shares

Name of Beneficial Owner	Title of Class	Amount	Nature of Beneficial Ownership	Percentage of Class (Preferred)	Percent of Total Voting
William Robinson CEO/Director (1)	Preferred A	19,650,000	Indirect	98.25%	50.11%
Kevin Harrington, Advisory Board	Preferred C	7,142,857	Indirect/Direct	62.42%	2.69%
Joe Abrams Advisory Board	Preferred C	4,300,000	Indirect/Direct	37.38%	1.62%

1.

William Robinson’s Preferred A Share Amount of 19,650,000 may be converted into 121,204,577 of Common Stock Shares outstanding. William Robinson’s Shares are held in joint tenants with his wife through Crescent Saint Holdings, LLC, of which William Robinson is the Managing Member. William Robinson has sole dispositive power over the Common Shares, if converted. William Robinson’s share amount of or 50.11% reflects conversion of 19,650,000 Preferred Shares into Common Shares as reflected in the Preferred A Share Ownership. Crescent’s address is 601 South Border Avenue, Suite 600, Tulsa, Oklahoma 74119.

2.

Kevin Harrington’s Preferred C Share Amount of 7,142,857 may be converted into 7,142,857 Common Stock Shares or 2.69% of Common Stock Shares outstanding. Kevin Harrington is an Advisory Director. Kevin Harrington holds shares indirectly through DCLH, LLC and is its Managing member. Kevin Harrington address is 343 West Erie, Suite 236, Chicago, IL 60654. Kevin Harrington holds 7,142,857 Preferred C shares converted into common stock at a valuation of $.07 a share.

3.

Joseph Abrams’s Preferred C Share Amount of 4,300,000 may be converted into 4,300,000 Common Stock Shares or 1.62% of Common Stock Shares outstanding. Joseph Abrams is an Advisory Director. Joseph Abrams holds shares indirectly through Joseph W. Abrams and Patricia D. Abrams Trust and is its Trustee. Joseph Abrams address is 1858 Pleasantville Road Ste. 110, Briarcliff Manor, New York 10510 Joseph Abrams holds 4,300,000 Preferred C shares converted into common stock at a valuation of $.07 a share.

7

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

Preferred Stock

On October 21, 2010, we amended our Articles of Incorporation in Nevada to authorize 10,000,000 shares of preferred stock, par value $0.10. The designations, rights, and preferences of such preferred stock are to be determined by the Board of Directors.

In addition to the 10,000,000 shares of preferred stock authorized, on January 10, 2011, 100 shares of preferred stock were designated as Series A Preferred Stock and 100,000,000 shares were designated as Series B Preferred Stock.

The Series A Preferred Stock collectively has voting rights equal to eighty percent of the total current issued and outstanding shares of common stock. If at least one share of Series A Preferred Stock is outstanding, the aggregate shares of Series A Preferred Stock shall have voting rights equal to the number of shares of common stock equal to four times the sum of the total number of shares of common stock issued and outstanding, plus the number of shares of Series B Preferred Stock (or other designated preferred stock) which are issued and outstanding.

The Series B Preferred Stock have preferential liquidation rights in the event of any liquidation, dissolution or winding up of the Company, such liquidation rights to be paid from our assets not delegated to parties with greater priority at $1.00 per share or, in the event an aggregate subscription by a single subscriber of the Series B Preferred Stock is greater than $100,000,000, $0.997 per share. The Series B Preferred Stock shall be convertible to a number of shares of common stock equal to the price of the Series B Preferred Stock divided by the par value of the Series B Preferred Stock, par value $0.10. The option to convert the shares of Series B Preferred Stock may not be exercised until three months following the issuance of the Series B Preferred Stock to the recipient shareholder. The Series B Preferred Stock has ten votes on matters presented to our shareholders for one share of Series B Preferred Stock held.

8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there has been no transaction, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $5,000, being the lesser of $120,000 or one percent of our total assets and in which any of the following persons had or will have a direct or indirect material interest:

a)	any director or executive officer of our company;
b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;
c)

any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

We have or previously had the following related party transactions:

Success Holdings Group Corp. USA, our then parent company, paid certain operating costs on our behalf. The total amount owed as at September 30, 2017 and December 31, 2016 are $127,687 and $118,575, respectively. The loan is unsecured, non-interest bearing and due on demand.

On April 24, 2017, we entered into Promissory Note agreements for the outstanding amount of $10,000 with Hsu Wen Li who is wife of the Chris Hong, our prior Chief Executive Officer and Director. The maturity of the Notes is April 24, 2018 and bear no interest.

On June 7, 2017, we entered into Promissory Note agreements for the outstanding amount of $10,000 with Hsu Wen Li who is the wife of the Chris Hong, our former Chief Executive Officer and Director. The maturity of the Notes is June 7, 2018 and bear no interest.

On July 5, 2017, we entered into Promissory Note agreements for the outstanding amount of $20,000 with Hsu Wen Li who is wife of the Chris Hong, our former Chief Executive Officer and Director. The maturity of the Notes is July 5, 2018 and bear no interest.

On August 11, 2017, we entered into Promissory Note agreements for the outstanding amount of $20,000 with Hsu Wen Li who is wife of the Chris Hong, our former Chief Executive Officer and Director. The maturity of the Notes is August 11, 2018 and bear no interest.

On May 15, 2017, we entered into Promissory Note agreements for the outstanding amount of $24,500 with Steve Andrew Chen who is our former Interim Chief Financial Officer and former Chairman of the Board of Directors and remains our Director. The maturity of the Notes is May 15, 2018 and bear no interest.

On July 4, 2017, we entered into Promissory Note agreements for the outstanding amount of $10,000 with Steve Andrew Chen who is our former Interim Chief Financial Officer and Chairman of the Board of Directors. The maturity of the Notes is July 4, 2018 and bear no interest.

9

Success Holdings Group Corp. USA, our parent company, paid certain operating costs on our behalf. The total amount owed as at September 30, 2017 and December 31, 2016 are $127,687 and $118,575, respectively. The loan is unsecured, non-interest bearing and due on demand.

We had no related party transactions in 2018 or 2019.

On April 3, 2020, we acquired 100% of Renavotio Infratech, Inc., (“Renavotio”). Since April 3, 2020, we have loaned Renavotio $210,000 for inventory purchases, shipping, legal, accounting, marketing costs of Renavotio, which loan is denoted as a short-term receivable on our balance sheet. Renavotio has directly paid $53,250 of our expenses against the amount advanced.

Renavotio has a revolving short term note with Crescent Saints Holdings, LLC (“Crescent Saints”), a company controlled by our Chief Executive Officer, William Robinson and of which William Robinson is the Managing Member. Crescent Saints advances funds to Renavotio for their operations for seller, administrative, and general expenses. Crescent Saints from time to time holds a prepayment of planned expenses to fund credit card guarantees for rent, storage fees, prepaid inventory and COD shipping of Renavotio, which prepayment amount as of August 30, 2020 is $24,000.

On May 7, 2019, we issued 100,000 S-8 Common Stock Shares to Brian Kistler, our Director, as compensation pursuant to our Non-Qualified Stock Incentive Plan for consulting services rendered to us.

DIRECTORS AND EXECUTIVE OFFICERS.

Our Directors hold their offices until the next annual meeting of the shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation, or removal from office.

Our directors and executive officers, their ages, positions held, and duration of such, are as follows:

Name	Position Held with Our Company	Age	Date First Elected or Appointed

William Robinson	Chairman/CEO/Interim CFO	65	April 3, 2020
Dr. Robert Mackey	Director/COO	52	August 14, 2020
Steve Chen	Director	52	July 2014
Brian Kistler	Director	64	July 2014

Business Experience

The following is a brief account of the education and business experience of directors and executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed:

William Robinson

William Robinson was appointed our Chairman, CEO, President, Secretary/Treasurer on April 3, 2020 and our Interim CFO on December 21, 2020. William Robinson has 34 years of founder/officer/director experience, including: (a) From December 2017 to December 2019, he was the CEO/Founder of Essential Services Group, Inc., an infrastructure company; (b) From January 27, 2020 to present, he has been the CEO/CFO of Han Teng Technologies, Inc. from September 2017 he has been founder Chairman/CFO of R Squared Technologies, Inc. acquired by Han Tang Technologies, Inc. which company is quoted on OTC Markets under the Pink Sheets; (c) form April 2009 to March 2017, he was the CEO/Founder of CAVU Resources, Inc., a diversified holding company, which company is quoted on OTC Markets under the Pink Sheets. William Robinson was previously licensed with FINRA as Series 7, 6, 63, 65 while employed at Prudential Securities, Paine Webber, and Anderson Bryant Securities. William Robinson studied business and finance at the University of Oklahoma and Northeast University 1974 thru 1979.

10

Dr. Robert Mackey

Dr. Robert Mackey was appointed our Director/Chief Operating Officer on August 14, 2020. Dr. Robert Mackey has the following experience: (a) over 24 years of experience in Industrial and Project Management; , 17 years of experience in cellular and continuous manufacturing as a Maintenance Supervisor, Plant Engineer, Corporate Engineer, Plant Manager, Engineering Director, Vice President and President/CEO; 4 years military experience in Industrial Electricity and Process Automation from entry level Technician to Maintenance Supervisor. Additionally, he has extensive experience with progressive management systems such as Deming, Six Sigma, and Lean Manufacturing, experience in strategic planning, budgeting, and execution of operational and capital plans and budgets in both cellular and continuous manufacturing operations, planning and managing supply chain distribution channels.

From December 2018 to present, Dr. Robert Mackey has been the President/CEO of Utility Management and Construction, LLC and Cross Bo Construction, LLC, which companies are now our subsidiaries From 2014 to 2018, Robert Mackey was Vice President and Director of Engineering at Burford Corporation, a Bakery Equipment Manufacturer in Maysville, Oklahoma. From 2009 to 2017, he was the Engineering Director of The Bama Companies, Inc. located in Tulsa, Oklahoma, and managed the engineering functions for Burford. From 1990 to 1995, Dr. Robert Mackey served in the United States Army as a Maintenance Supervisor and Prime Power Production Technician and was responsible for troubleshooting and problem isolation of 3 phase industrial power equipment. He was decorated 3 times for superior work performance. He received a Bachelor of Science Degree in Mechanical Engineering, Master of Science in Engineering and Technology Management, and a Doctor of Philosophy in Biosystems Engineering from Oklahoma State University.

Steven Chen

Steven Chen was our Interim Chief Financial Officer from August 10 to August 26, 2020, and our Director since July 2013. From May 2012 to May 2014, he was a director of Success Prime Corporation, a company located in Taiwan. Steven Chen has been a marketing and motivational speaker and an author of self-motivation books and multi-media courses. Steven Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.

Brian Kistler

Brian Kistler was appointed our Director on July 14, 2014. Since January 2020, Brian Kistler has served as a FINRA arbitrator in Indiana. From February 2006, serves in the following capacities as an officer/director: (a) from October 2019 to present as the Chief Compliance Officer/Director of ResGreen Group, Inc., a Nevada company, quoted on the Pink Sheets; (b) from February 3, 2014 to present, he has been a Director of Han Tang Technology, a seminar company; (c) from April 5, 2017 to present, he has been the President/Director of Dong Fang Hui Le, a Florida company quoted on the Pink Sheets; (d) from April 30, 2013 to present, he has been the CEO/Director of World Financial Holdings Group, a Florida company quoted on the Pink Sheets.

Brian Kistler has over twenty-five years in the financial services industry, as follows: (a) from October 1987 to September 1992, as a registered representative with Edward Jones, a registered broker dealer; (b) as a registered representative/manager from September 1992 to November 1994, with Linsco/Private Ledger; (c) from November 1994 to November 1999, as a registered representative/manager with Hilliard Lyons; (d) from November 1999 to May 2006 , as a registered representative/manager with Raymond James & Associates. Brian Kistler served in the United States Marine Corp from 1975 to 1979.

11

Family Relationships

There are no family relationships between any director or executive officer of our company.

Significant Employees

We have recently acquired Renavotio Infratech, Inc., our Subsidiaries Utility Management Corp and Utility Management & Construction, LLC and Cross-Bo Construction, LLC and have key personal that have historically run these operations and are significant employees, including our executive officers.

Involvement in Certain Legal Proceedings

None of our directors and executive officers has been involved in any of the following events during the past ten years:

a)

any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
c)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

d)

being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

e)

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

f)

being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

g)

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

h)

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

12

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of the outstanding Shares to file reports of ownership and changes in ownership concerning their Shares with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% stockholders were met for up to the filing of this prospectus.

Code of Ethics

We have adopted a formal code of ethics within the meaning of Item 406 of Regulation S-K promulgated under the Securities Act, that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that establishes, among other things, procedures for handling actual or apparent conflicts of interest.

Committees of Board of Directors

Audit

We have an audit committee that provides independent review and oversight of a company’s financial reporting processes, internal controls, and independent auditors. Management is responsible for establishing and maintaining adequate internal control over our financial reporting. Our internal control over financial reporting was not subject to attestation by our independent registered public accounting firm pursuant to rules of the SEC that permit us to provide only management’s report in this annual report.

Governance

We do not have any defined policy or procedure requirements for our stockholders to submit recommendations or nominations for directors. We do not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

Compensation

Our board of directors is responsible for determining compensation for the directors of our company to ensure it reflects the responsibilities and risks of being a director of a public company.

Other Board Committees

We have no committees of our board of directors.

Corporate Governance

General

Our board of directors believes that good corporate governance improves corporate performance and benefits all stockholders.

13

Compensation

Our board of directors is responsible for determining compensation for the directors of our company to ensure it reflects the responsibilities and risks of being a director of a public company.

Other Board Committees

We do not have an audit committee that provides independent review and oversight of a company’s financial reporting processes, internal controls, and independent auditors

We have no committees of our board of directors. We do not have any defined policy or procedure requirements for our stockholders to submit recommendations or nominations for directors. We do not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

A stockholder who wishes to communicate with our board of directors may do so by directing a written request to the address appearing on the first page of this annual report.

Director Independence

We are not currently listed on the Nasdaq Stock Market, which requires independent directors. In evaluating the independence of our members and the composition of the committees of our board of directors, we utilize the definition of “independence” as that term is defined by applicable listing standards of the Nasdaq Stock Market and Securities and Exchange Commission rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

According to the Nasdaq definition, we believe that none of our directors are independent.

Our board of directors expects to continue to evaluate its independence standards and whether and to what extent the composition of our board of directors and its committees meets those standards. We ultimately intend to appoint such persons to our board and committees of our board as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange. Therefore, we intend that a majority of our directors will be independent directors of which at least one director will qualify as an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K, as promulgated under the Securities Act of 1933, as amended.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Brian Kistler	2019	$24,000	Nil	Nil	Nil	Nil	Nil	Nil	Nil
President	2018	$24,000	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Chris Hong	2019	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chief Executive Officer	2018	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Frank Tseng	2019	$142,648	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chief Executive Officer	2018	$100,000	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Tony Chang	2019	$104,258	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Chief Financial Officer	2018	$88,000

14

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

During our Fiscal Year 2020, our current management, including our Chief Executive Officer, William Robinson, has not been paid a salary or any other compensation.

Grants of Plan-Based Awards

During the fiscal year ended December 31, 2019 we did not grant any stock options.

Stock Option Plan

Currently, we do not have a stock option plan in favor of any director, officer, consultant or employee of our company.

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception.

2019 Non-Qualified Stock Incentive Plan

Pursuant to an S-8 Registration Statement we filed on April 25, 2019, we adopted the 2019 Non-Qualified Stock Incentive Plan. We registered 1,000,000 Shares on Form S-8, filed with the Securities and Exchange Commission on April 22, 2018.

Management Agreements

On December 28 we entered into a Management Consulting agreement with our CEO William Robinson and we enterer entered into an agreement with our Corporate Compliance Officer Brian Kistler as per the attached agreements.

Compensation of Directors

We have not had any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our Board of Directors. On December 15, 202, we adopted a Director compensation policy consisting of cash and vesting restricted shares but have not implemented this policy as yet.

15

We have determined that none of our directors are independent directors, as that term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934 , as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the board of directors or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to us by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

Advisory Agreements

KBHS, LLC Advisory Board Agreement

We have an August 3, 2020 Advisory Board Agreement with KBHS, LLC (“KBHS”) for a term of 18 months to provide strategic advisory services, which KBHS shall be compensated through: (i) the issuance of 7,142,857 Series C Preferred Shares issued at $0.00001, which are convertible at $0.07; (ii) monthly minimum guaranteed payment of $10,000 for 18 months payable every thirty days beginning on August 3, 2020. The Advisory Board Agreement is subject to an Indemnity Agreement for the benefit of Kevin Harrington, the principal of KBHS.

Advisory Agreement with Joe Abrams

We have a July 31, 2020 Advisory Agreement with Joe Abrams to provide strategic advisory services for our fiscal years 2020 and 2021, which Joe Abrams shall be compensated through the issuance of 4,300,000 Series C Preferred Shares issued at $0.0001, which are convertible at $0.07.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed. Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that the , beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

16

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

The aggregate fees billed for the most recently completed fiscal year ended December 31, 2019 and for fiscal year ended December 31, 2018 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	2019	2018
Audit fees (1)	$32,000	$32,000
Audit related fees (2)	-	-
Tax fees (3)	-	-
Total	$32,000	$32,000

(1)	Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years and services that are normally provided by our independent registered public accounting firm in connection with statutory audits and SEC regulatory filings or engagements.

(2)	Audit-Related Fees – This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”.

(3)	Tax Fees – This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

The Board of Directors has reviewed and discussed with the our management and independent registered public accounting firm our audited financial statements contained in our Annual Report on Form 10-K for our 2018 and 2019 fiscal year. The Board has also discussed with the auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from us. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Pre-Approval Policies

The Board’s policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by our independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by us to our accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

17

PROPOSAL 1 - ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their re-election or their successor has been elected and qualified. There are three nominees for director. Each nominee is currently a member of the Board of Directors. The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

NAME	AGE

William Robinson	65
Dr. Robert Mackey	52
Steve Chen	52
Brian Kistler	64

William Robinson

William Robinson was appointed our Chairman, CEO, President, CFO, Secretary/Treasurer on April 3, 2020. William Robinson has 34 years of founder/officer/director experience, including: (a) From December 2017 to December 2019, he was the CEO/Founder of Essential Services Group, Inc., an infrastructure company; (b) From January 27, 2020 to present, he has been the CEO/CFO of Han Teng Technologies, Inc. from September 2017 he has been founder Chairman/CFO of R Squared Technologies, Inc. acquired by Han Tang Technologies, Inc. which company is quoted on OTC Markets under the Pink Sheets; (c) form April 2009 to March 2017, he was the CEO/Founder of CAVU Resources, Inc., a diversified holding company, which company is quoted on OTC Markets under the Pink Sheets. William Robinson was previously licensed with FINRA as Series 7, 6, 63, 65 while employed at Prudential Securities, Paine Webber, and Anderson Bryant Securities. William Robinson studied business and finance at the University of Oklahoma and Northeast University 1974 thru 1979.

Dr. Robert Mackey

Dr. Robert Mackey was appointed our Director/Chief Operating Officer on August 14, 2020. Dr. Robert Mackey has the following experience: (a) over 24 years of experience in Industrial and Project Management; , 17 years of experience in cellular and continuous manufacturing as a Maintenance Supervisor, Plant Engineer, Corporate Engineer, Plant Manager, Engineering Director, Vice President and President/CEO; 4 years military experience in Industrial Electricity and Process Automation from entry level Technician to Maintenance Supervisor. Additionally, he has extensive experience with progressive management systems such as Deming, Six Sigma, and Lean Manufacturing, experience in strategic planning, budgeting, and execution of operational and capital plans and budgets in both cellular and continuous manufacturing operations, planning and managing supply chain distribution channels.

From December 2018 to present, Dr. Robert Mackey has been the President/CEO of Utility Management and Construction, LLC and Cross Bo Construction, LLC, which companies are now our subsidiaries From 2014 to 2018, Robert Mackey was Vice President and Director of Engineering at Burford Corporation, a Bakery Equipment Manufacturer in Maysville, Oklahoma. From 2009 to 2017, he was the Engineering Director of The Bama Companies, Inc. located in Tulsa, Oklahoma, and managed the engineering functions for Burford. From 1990 to 1995, Dr. Robert Mackey served in the United States Army as a Maintenance Supervisor and Prime Power Production Technician and was responsible for troubleshooting and problem isolation of 3 phase industrial power equipment. He was decorated 3 times for superior work performance. He received a Bachelor of Science Degree in Mechanical Engineering, Master of Science in Engineering and Technology Management, and a Doctor of Philosophy in Biosystems Engineering from Oklahoma State University.

18

Steven Chen

Steven Chen was our Interim Chief Financial Officer from August 10 to August 26, 2020, and our Director since July 2013. From May 2012 to May 2014, he was a director of Success Prime Corporation, a company located in Taiwan. Steven Chen has been a marketing and motivational speaker and an author of self-motivation books and multi-media courses. Steven Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.

Brian Kistler

Brian Kistler was appointed our Director on July 14, 2014. Since January 2020, Brian Kistler has served as a FINRA arbitrator in Indiana. From February 2006, serves in the following capacities as an officer/director: (a) from October 2019 to present as the Chief Compliance Officer/Director of ResGreen Group, Inc., a Nevada company, quoted on the Pink Sheets; (b) from February 3, 2014 to present, he has been a Director of Han Tang Technology, a seminar company; (c) from April 5, 2017 to present, he has been the President/Director of Dong Fang Hui Le, a Florida company quoted on the Pink Sheets; (d) from April 30, 2013 to present, he has been the CEO/Director of World Financial Holdings Group, a Florida company quoted on the Pink Sheets.

Brian Kistler has over twenty-five years in the financial services industry, as follows: (a) from October 1987 to September 1992, as a registered representative with Edward Jones, a registered broker dealer; (b) as a registered representative/manager from September 1992 to November 1994, with Linsco/Private Ledger; (c) from November 1994 to November 1999, as a registered representative/manager with Hilliard Lyons; (d) from November 1999 to May 2006 , as a registered representative/manager with Raymond James & Associates. Brian Kistler served in the United States Marine Corp from 1975 to 1979.

BOARD OF DIRECTORS

Directors are elected at the Company’s annual meeting of Stockholders and serve for a term of one year until the next annual Stockholders’ meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as Directors of the Company, within reason. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANY’S NEXT ANNUAL MEETING OF STOCKHOLDERS IN 2021 AND UNTIL THEIR RE-ELECTION OR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed Yichien Yeh, CPA as the Company’s independent certified public accountants. A representative of Yichien Yeh, CPA may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint Yichien Yeh, CPA A.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF YICHIEN YEH, CPA AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

19

PROPOSAL 3 - AMEND THE ARTICLES OF INCORPORATION TO

CHANGE OF NAME OF THE COMPANY

On April 3, 2020, the Company entered into an agreement to acquired Renavotio Infratech, Inc., a new business plan was adopted consisting of: Utility Management, Underground infrastructure installation including fiber optic, 5 G, Medical Infrastructure including Personal protection equipment sales and production. Accordingly, our primary business plan has been modified to reflect a holding company that is focused on infrastructure opportunities, including Medical Infrastructure, which includes Personal Protection Equipment sales and manufacturing, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries. RII initial acquisition targets are infrastructure companies with Personal Protection Equipment sales and manufacturing, utility construction, consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. Management concluded that the prior name, Success Entertainment Group International, Inc., did not reflect the modified business plan and the new name, Renavotio, Inc. Management proceeded, with the approval of a majority of the voting stock, to file an application with FINRA for a name change to Renavotio, Inc. This action which was approved by FINRA October 11, 2020 (with a corresponding symbol change to “RIII”).

Management contends that changing our name to Renavotio, Inc. l better reflects the new primary business of the Company. Management is ratifying its action by affirming the approval of a majority of the votes cast to change the name to Renavotio, Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFYING THE NAME CHANGE FROM SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC. TO RENAVOTIO, INC.

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC’s proxy rules provide that not less than once every three years, all companies subject to the Securities Exchange Act of 1934 (the “Exchange Act”) must include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers, as disclosed in the proxy statement. This vote, commonly known as a “say-on-pay” vote, gives a company’s stockholders the opportunity to endorse or not endorse the company’s executive pay program and policies. We are asking stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to Renavotio, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S–K, including the Compensation Discussion, compensation tables and narrative discussion, is hereby APPROVED.”

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or our Board of Directors (the “Board”) and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

20

PROPOSAL 5 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal 4, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, compensation of our named executive officers. In this Proposal 5, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from casting a vote. The Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

After careful consideration, the Board of Directors believes that the executive compensation advisory vote should be held every three years, and therefore our Board of Directors recommends that you vote for a frequency of every three years for future executive compensation advisory votes. The Company believes that a once-every-three-years executive compensation advisory vote will allow our stockholders to evaluate executive compensation on a more thorough, longer-term basis. The Company takes a long-term view of executive compensation and encourages its stockholders to do the same. Too frequent executive compensation advisory votes may encourage short-term analysis of executive compensation. In addition, an annual vote may not allow stockholders sufficient time to evaluate the effect of changes made to the Company’s executive compensation program. In determining to recommend that stockholders vote for a frequency of once every three years, the Company considered how an advisory vote at this frequency will provide stockholders sufficient time to evaluate the effectiveness of our executive compensation policies and practices in the context of our long-term business results rather than emphasizing short-term and potentially one-time fluctuations in our business results or executive compensation. In addition, a vote every three years will provide the Company sufficient time to be responsive to stockholder views. Proxies solicited by the Board of Directors will be voted for a frequency of every three years unless stockholders specify to the contrary.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” A FREQUENCY OF EVERY “THREE YEARS” FOR THE EXECUTIVE COMPENSATION ADVISORY.

PROPOSAL 6 – RATIFICATION OF THE 2019 NON-QUALIFIED STOCK INCENTIVE PLAN AND THE 2020 EQUITY INCENTIVE PLAN

The following is a brief summary of the 2019 Non-Qualified Stock Incentive Plan (which may be found on Form S-8, filed with the Securities and Exchange Commission on April 22, 2018 in which we registered 1,000,000 shares) and the 2020 Equity Incentive Plan, a copy of which is attached as Exhibit A herein (collectively, the “Plan”). The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent.

•	Eligibility of the Plan includes key employees, consultants, independent contractors, Officers and Directors.
•	The Board of Directors currently administers the Plan.
•	There are 1,000,000 shares reserved under the 2019 Non-Qualified Stock Incentive Plan and up to 7.5% of the number of Common Shares issued and outstanding under the 2020 Equity Incentive Plan.
•	The Board of Directors, by resolution, will designate an exercise price for any securities issued under the Plan, in accordance with any limitation provided in the Plan.
•	Stock options may be issued for a period of up to 10 years and are non-transferrable.

Stock options shall vest in accordance to the vesting schedule determined by the Board of Directors

21

U.S. Federal Income Tax Consequences

If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our shares of common stock (the “Shares”) at such time, less the exercise price paid. The holder’s basis in the Shares for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Shares on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our Shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short-term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An “excess parachute payment,” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFYING2019 NON-QUALIFIED STOCK INCENTIVE PLAN AND THE 2020 EQUITY INCENTIVE PLAN.

PROPOSAL 7 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE THE INCREASE OF SHARES OF PREFERRED STOCK

Our certificate of incorporation, as amended, currently authorizes an aggregate of 32,442,857 shares of preferred stock, consisting of 20,000,000 Class A Preferred Stock; 1,000,000 Series B Preferred Stock, and 11,442,857 Class C Preferred Stock. The Board of Directors has approved, subject to approval by our stockholders, an amendment to the certificate of incorporation to increase the class of preferred stock to 50,000,000 shares, which shares may be designated and issued in one or more series with rights, preferences and privileges determined by the Board of Directors. If the amendment to the certificate of incorporation is approved, we will have a total of 50,000,000 authorized shares of preferred stock, par value $0.00001 (of which 32,442,857 are designated at present and 31,442,857 are issued and outstanding, as no Series B Preferred Stock is issued and outstanding).

We cannot state or estimate at the present time the terms of the preferred stock we propose be authorized Board of Directors does not contemplate any designation and issuance of such preferred stock in the near future, although the Board of Directors will not seek further authorization by the stockholders in the event there is a designation and issuance of such preferred stock by the Board of Directors.

22

The terms of the preferred stock to be authorized, including dividend rates, conversion rights, voting rights, redemption prices, maturity dates, designations, preferences, limitations, restrictions and other similar matters will be determined by the Board of Directors at a later date, without the vote or approval of the stockholders. Any future issuance of the preferred stock to be authorized could, depending on the circumstances, reduce total stockholder equity, have a dilutive effect on earnings per share, reduce the voting power of currently issued and outstanding shares of common stock, and have other similar dilutive effects on the currently issued and outstanding shares of common stock. Such preferred stock will only be designated and issued upon a determination by the Board of Directors that a proposed designation and issuance is in the best interests of the Company and its stockholders.

The Board of Directors believes that the availability of additional authorized but unissued shares of preferred stock can be of considerable value by providing an alternative form of consideration in connection with the raising of capital or the acquisition of other businesses through the issuance of our securities, the terms and characteristics of which can be determined by the Board of Directors at the time of the actual issuance based on market conditions and to meet other circumstances existing at such time.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at Commission’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can also get copies of documents that we file with the Commission through the Commission’s Internet site at www.sec.gov.

We filed our annual report for the fiscal year ended December 31, 2019 on Form 10-K with the SEC. A copy of past annual reports on Form 10-K, may be obtained, upon written request by any stockholder to William Robinson, Chief Executive Officer, Renavotio, Inc., 601 South Boulder, Suite 600, Tulsa, Oklahoma 74119, phone number (888) 928-1312.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

23

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” “estimates” or “anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in “Note on Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2011, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2021 and have it included in our proxy statement must submit the proposal in writing to William Robinson. We must receive the proposal no later than May 1, 2021. Shareholders intending to present a proposal at the Annual Meeting in 2021, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the “Exchange Act”). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Company’s proxy statement for the immediately preceding year’s annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2021 no later than May 1, 2021. If the notice is after May 1, 2021, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2021. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

/s/ William Robinson

WILLIAM ROBINSON

Chief Executive Officer

24

EXHIBIT A

2019 Non-Qualified Stock Incentive Plan and the 2020 Equity Incentive Plan;

RENAVOTIO, INC.
2020 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Renavotio, Inc. 2020 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors (and prospective directors, officers, managers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout this Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan. An “Award Agreement” means an agreement (including, without limitation, any employment or consulting agreement, as the case may be) memorializing an Award. An Award Agreement may be in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company).

(c) “Board” means the Board of Directors of the Company.

(d) “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

25

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise: (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein): (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or (ii) the performance of the Participant’s duties to the Company. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii) The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii) The consummation of any of the following events:

(A) A merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result;

(B) A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; provided, however, that to the extent necessary to comply with Section 409A of the Code, the occurrence of an event described in this subsection (B) shall not permit the settlement of Restricted Stock Units granted under this Plan; or

(C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a subsidiary of the Company).

26

(h) “Closing Price” means (i) during such time as the Common Shares are registered under Section 12 of the Exchange Act, the closing price of the Common Shares as reported by a national stock exchange on the day for which such value is to be determined, or, if no sale of the Common Shares shall have been made on any such stock exchange that day, on the next preceding day on which there was a sale of such Common Shares, or (ii) during any such time as the Common Shares are not listed upon a national stock exchange, the average “bid” and “ask” prices of the Common Shares in the over-the-counter market on the day for which such value is to be determined, as reported by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, or (C) during any such time as the Common Shares cannot be valued pursuant to (i) or (ii) above, the fair market value shall be as determined by the Committee considering all relevant information including, by example and not by limitation, the most recent price at which Common Shares were issued to third party investors.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(j) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(k) “Common Shares” means the common stock, par value $.00001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(l) “Company” means Renavotio, Inc., a Delaware corporation, together with its successors and assigns.

(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n) “Disability” means (unless the applicable Award, employment or consulting agreement between the Participant and the Company states otherwise) a “permanent and total” disability incurred by a Participant while in the employ of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

27

(o) “Effective Date” means the date this Plan is approved and adopted by the Board and the stockholders of the Company holding a majority of the outstanding Common Shares.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of any applicable provisions of the Code.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(r) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(s) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, or not listed on a national securities exchange but quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system on a last sale basis, the average selling price of the Common Shares reported on such national securities exchange or other inter-dealer quotation system, determined as the arithmetic mean of the daily closing prices of the Common Shares over the thirty (30)-Business Day period preceding the Date of Grant, weighted based on the volume of trading of such Common Shares on each trading day during such period; or (ii) if the Common Shares are not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Shares.

(u) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

28

(x) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with any applicable provisions of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of this Plan.

(aa) “Option Period” has the meaning given such term in Section 7(c) of this Plan.

(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(cc) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(dd) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ee) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(ff) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(ii) “Person” has the meaning given such term in the definition of “Change in Control.”

(jj) “Plan” means this Renavotio, Inc. 2020 Equity Incentive Plan, as amended from time to time.

(kk) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is good standing with the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and (B) that at the time of such voluntary termination, the sum of: (1) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (2) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than 5 years).

29

(ll) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(nn) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(oo) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(pp) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(qq) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(rr) “Stock Bonus Award” shall mean an Award granted under Section 10 of this Plan.

(ss) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(tt) “Subsidiary” means, with respect to any specified Person (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

30

(uu) “Substitute Award” has the meaning given such term in Section 5(e).

(vv) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date, but no Award shall be exercised or paid (or, in the case of a stock Award, shall be granted unless contingent on stockholder approval) unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the date this Plan is adopted by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4. Administration.

(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under any applicable provisions of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

31

(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of any applicable provisions of the Code.

(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

32

(b) Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate number of Common Shares equal to 7.5% of the number of Common Shares outstanding with such number of Common Shares outstanding being calculated on a fully diluted basis.

(c) Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.

(f) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 500,000 Common Shares in the aggregate or (ii) payable in cash in an amount, when added to any cash fees paid by the Company as compensation to such Eligible Person, exceeding $2,000,000 in the aggregate.

(g) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director (as defined in Rule 16b-3(b)(3) of the Exchange Act) with respect to any calendar year, including Awards granted and any cash fees paid by the Company as compensation to such non-employee director, shall not exceed $100,000 in total value. For purposes of this Section 5(g), the value of the Awards shall be based on the grant date fair value of such Awards for financial reporting purposes.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

33

7. Options.

(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $ 1,000,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i) an Option shall vest in three (3) equal annual installments beginning on the first (1st) anniversary of the Date of Grant and become exercisable with respect to 100% of the Common Shares subject to such Option on the third (3rd) anniversary of the Date of Grant;

(ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

34

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case-by-case basis), but not later than the expiration of the Option Period;

(B) for directors, officers and employees of the Company only, for the remainder of the Option Period following termination of employment or service by reason of such Participant’s Retirement (it being understood that any Incentive Stock Option held by the Participant shall be treated as a Nonqualified Stock Option if exercise is not undertaken within 90 days of the date of Retirement);

(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Closing Price at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Closing Price equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A “disqualifying disposition” is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

35

(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

(i) a SAR shall vest in three (3) equal annual installments beginning on the first (1st) anniversary of the Date of Grant and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant;

(ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case-by-case basis), but not later than the expiration of the SAR Period;

(B) for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

36

(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Closing Price exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Closing Price of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company. Notwithstanding the foregoing, Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock). These restrictions may lapse separately or in combination, at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

37

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse in three (3) equal annual installments beginning on the first (1st) anniversary of the Date of Grant and shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third (3rd) anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a Closing Price equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Closing Price of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

38

11. Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award, including to the extent intended to qualify as “performance-based compensation” under any applicable provisions of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as such “performance-based compensation”.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under any applicable provisions of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under any applicable provisions of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under any applicable provisions of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

39

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under any applicable provisions of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under any applicable provisions of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

40

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of any applicable provisions of the Code.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor);

41

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

(a) all of the then outstanding Options and SARs shall immediately vest and become immediately exercisable as of a time prior to the Change in Control;

(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

42

14. Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Employee in Section 2, Section 5(b), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under any applicable provisions of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(c) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; and, provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of this Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

15. General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

(b) Non-transferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

43

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

44

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of any applicable provisions of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

45

(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

46

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions.

(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

47

(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of any applicable provisions of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

48

* * *

As adopted by the Board on __________, 2020.

As approved by the holders of a majority of the outstanding Common Shares on __________, 2020.

49

RENAVOTIO, INC.

2019 STOCK INCENTIVE PLAN

As Amended

2019 NON-QUALIFIED STOCK INCENTIVE PLAN

1. Purpose of Plan

This 2019 NON-QUALIFIED STOCK INCENTIVE PLAN (the “Plan”) of RENAVOTIO, INC., a Nevada corporation (the “Company”) for attorneys, accountants and consultants associated with the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its public SEC disclosure filings under the Exchange Act and corporate and financial structure with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company.

2. Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

“Board” shall mean the Board of Directors of the Company.

“Committee” shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan, or the Board if no committees have been established. The Committee shall be composed of one or more persons as from time to time are appointed to serve by the Board. Each member of the Committee, while serving as such, shall be a disinterested person with the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

“Common Shares” shall mean the Company’s Common Shares, $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares of securities of the Company, such other shares or securities.

“Common Stock” shall mean shares of common stock which are issued by the Company pursuant to this Plan.

“Common Stock Agreement” means an agreement executed by a Common Stockholder and the Company, or alternatively a board resolution setting forth the terms of issuance, as contemplated by Section 5, below, which imposes on the shares of Common Stock held by the Common Stockholder such restrictions as the Board or Committee deem appropriate.

“Common Stockholder” means any attorney or accountant for the Company or other person to whom shares of Common Stock are issued pursuant to this Plan.

50

“Company” shall mean RENAVOTIO, INC. a Nevada corporation, and any subsidiary corporation of RENAVOTIO, INC.

“Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee

Director.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to the date a given stock compensation is granted, the average of the highest and lowest reported sales prices of the Common Shares, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place. The above withstanding, the Committee may determine the Fair Market Value in such other manner as it may deem more equitable for Plan purposes or as is required by applicable laws or regulations.

“Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means service as an Employee, Director, Non-Employee Director or Consultant.

“Share” means one share of Common Stock.

”Stock Grant” means Shares awarded under the Plan.

”10-Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3. Administration of the Plan

3.1 The Committee shall administer the Plan and accordingly, it shall have full power to grant Common Stock, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

3.2  The determination of those eligible to receive Common Stock, and the amount, type and timing of each issuance and the terms and conditions of the Common Stock Agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

51

3.3 The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem necessary to carry it into effect.

3.4 Any decision made, or action taken, by the Committee or the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

3.5 Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

3.6  No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct.

4. Shares Subject to the Plan

4.1 The total number of shares of the Company available for issuance of Common Stock under the Plan shall be 100,000,000 Common Shares, subject to adjustment in accordance with Article 7 of the Plan, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

4.2 Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

4.3 Director Fees. Subject to approval by the Board on such other terms approved by the Board and in accordance with the deferral election and other rules of Section 409A of the Code, each Non-Employee Director may elect to receive a Stock Grant or Stock Unit under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid.

52

5. Award of Common Stock

5.1 The Board or Committee from time to time, in its absolute discretion, may (a) award Common Stock to attorneys and/or accountants for the Company, and such other persons as the Board or Committee may select.

5.2 Common Stock shall be issued only pursuant to a Common Stock, Board Resolution, or Consulting Agreement, which shall be executed by the Common Stockholder, unless by Board Resolution, and the Company and which shall contain such terms and conditions as the Board or Committee shall determine consistent with this Plan, including such restrictions on transfer as are imposed by the Common Stock or Consulting Agreement.

5.3 Upon delivery of the shares of Common Stock to the Common Stockholder, below, the Common Stockholder shall have, unless otherwise provided by the Board or Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Common Stock or Consulting Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Common Stock.

5.4 All shares of Common Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Common Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Board or Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Common Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Board or Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restric-tions. Common Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Board or Committee or the Board under this Section 5 need not be identical for all Common Stock and the imposition of any restrictions with respect to any Common Stock shall not require the imposition of the same or any other restrictions with respect to any other Common Stock.

6. Adjustments or Changes in Capitalization

6.1 In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend, within 6 months from the date hereof, and assuming the shares issued pursuant to this plan are still owned or fully controlled by the issuer under this plan, then in that event there shall be a like adjustment in the number of shares held by such issuer.

53

6.2 The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

7. Government and Other Regulations

The obligation of the Company to issue, transfer and deliver Common Shares under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable.

8. Miscellaneous Provisions

8.1 Any expenses of administering this Plan shall be borne by the Company, except the recipients of the common shares shall be responsible for the costs of preparation of this registration statement and the filing thereof.

8.2 The place of administration of the Plan shall be in the State of Nevada, or such other place as determined from time to time by the Board, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

8.3 In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same, with counsel acceptable to the recipient, before such Committee member undertakes to handle and defend it on his own behalf.

54

9. Written Agreement

The Common Shares issued hereunder shall be embodied in a board resolution which shall constitute a written Stock Compensation Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the recipient and by the President or any Vice President of the Company, for and in the name and on behalf of the Company.

10. Duration and Amendments

10.1 Term of the Plan. The Plan shall become effective upon its approval by the Board of Directors. The Plan shall terminate on the tenth anniversary of its adoption by the Board and may be terminated on any earlier date pursuant to this Section 10.

10.2 Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Award previously granted under the Plan without the Participant’s consent, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent such approval is otherwise required by applicable laws, regulations or rules.

11. Execution

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

RENAVOTIO, INC.

By:	/s/ William Robinson
Name:	William Robinson
Title:	Chairman

55

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

OF

RENAVOTIO, INC.

PROXY -- ANNUAL MEETING OF SHAREHOLDERS – FEBRUARY 22, 2021

The undersigned, revoking all previous proxies, hereby appoint(s) William Robinson as Proxy, with full power of substitution, to represent and to vote all Common Stock of RENAVOTIO, INC. owned by the undersigned at the Annual Meeting of Shareholders to be held in Tulsa, Oklahoma, on February 22, 2021, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

		For	Abstain

Proposal 1 - The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed. William Robinson		[_____]	[_____]
Dr. Robert Mackey		[_____]	[_____]
Steve Chen		[_____]	[_____]
Brian Kistler		[_____]	[_____]

	For	Against	Abstain

Proposal 2 - To ratify the appointment of Yichien Yeh, CPA, as the Company’s independent registered public accounting firm.	[_____]	[_____]	[_____]

Proposal 3 - To ratify the name change from Success Entertainment Group International Inc. to Renavotio, Inc.	[_____]	[_____]	[_____]

Proposal 4 - To approve by an advisory vote named executive officer compensation
	One Year	Two Years	Three Years

Proposal 5 - To approve by an advisory vote the frequency of future executive compensation advisory votes.	[_____]	[_____]	[_____]

	For	Against	Abstain

Proposal 6 - To ratify the Company’s 2019 Non-Qualified Stock Incentive Plan and the 2020 Equity Incentive Plan.	[_____]	[_____]	[_____]

Proposal 7 - To increase the authorized preferred stock from an aggregate of 32,442,857 shares of preferred stock to 50,000,000 shares of preferred stock, $0.00001 par value.	[_____]	[_____]	[_____]

The shares represented by this proxy will be voted as directed. If no specific direction is given, the shares represented by this proxy will be voted for the nominees named in Pproposal 1 and for Pproposal 2, 3,4,6,and 7, for three years in Proposal 5.

Dated ____________________________,	2021

(Print Name)	(Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer’s or other person’s title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

56